SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) : May 14, 1998

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

       Georgia                    0-24532                    58-2094179
 ----------------------   ------------------------    --------------------------
(State of Incorporation)  (Commission File Number)         (IRS Employer
                                                        Identification Number)


 101 North Greenwood St., P.O. Box 3007
        LaGrange, Georgia                                       30240
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(Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (706) 845-5000


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Item 5.      Other Events
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On May 14, 1998, the Registrant executed a Letter of Intent with The Brown Bank, pursuant to which The Brown Bank agreed to merge with and into a wholly-owned subsidiary of the Registrant. Attached hereto is the press release regarding the announcement of the merger.



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
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       (c)   Exhibits.  The following exhibits are filed as part of this report:

       99.1  Press release, dated May 14, 1998, issued by the Registrant.




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                                INDEX OF EXHIBITS

Exhibit
Number                            Description
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99.1        Press release, dated May 14, 1998






                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 22 1998


                                            FLAG Financial Corporation

                                            /s/ Ellison C. Rudd
                                            -------------------
                                            By Ellison C. Rudd,
                                            Chief Financial Officer



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